Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PERSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Steinway Musical Instruments, Inc., (the “Company”) on Form 10-Q for the quarter ended March 29, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Dana D. Messina, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dana D. Messina

President and Chief Executive Officer
(Principal Executive Officer)

May 8, 2003

A signed original of this written statement required by Section 906 has been provided to Steinway Musical Instruments, Inc. and will be retained by Steinway Musical Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.